UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2020

PATRIOT SCIENTIFIC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22182	84-1070278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1537 South Novato Blvd, #5

Novato, California 94947

(Address of Principal Executive Offices, and Zip Code)

(657) 208-0890

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends (i) the Current Report on Form 8-K of Patriot Scientific Corporation, a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission on August 25, 2020 (the “Original Form 8-K”) relating to the appointment of Steven King, President and Chief Executive Officer and Paul Lytle, Executive Vice President, Chief Financial Officer (“Corporate Officers”) of the Company. At the time of the appointment of the Corporate Officers, the compensation of the Corporate Officers had not yet been determined by the Board of Directors of the Company (the “Board”). This Amendment is being filed to report the compensation of the Corporate Officers pursuant to Instruction 2 to Item 5.02 of Form 8-K. Other than providing the additional information in Item 5.02 below, no other disclosure in Original Form 8-K is amended by this Amendment.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2020, the Company entered into offer letters (the “Offer Letters”) with Mr. Steven King, President and Chief Executive Officer and Mr. Paul Lytle, Executive Vice President, Chief Financial Officer of the Company. The Company plans to enter into separate employment agreements with each Corporate Officer to cover other aspects of employment not covered in the Offer Letters, including but not limited to, change of control benefits, severance benefits, and other executive benefits.

The following summarizes the material terms of each of the Offer Letters:

Steven King, President and Chief Executive Officer

Mr. King will receive annual cash compensation of $250,000 and annual equity compensation of $150,000 in the form of restricted stock units (“RSU’s). In an effort to conserve capital resources of the Company, Mr. King has agreed to defer 85% of his annual cash compensation until the Company is able to raise at least $4 million in funding in exchange for RSU’s equal to 20% of all deferred cash compensation. In addition to his cash compensation, Mr. King will be granted RSU’s equal to $150,000, which will vest 100% on his first anniversary date of employment or August 31, 2021. In addition, Mr. King will receive a separate long-term incentive grant of RSU’s equal to 25% of his annual base salary that will vest 100% on his second anniversary date of employment or August 31, 2022. All RSU’s will be granted on the tenth (10th) business day following the effective date of the shareholder approved 500-for-1 reverse stock split and the number of RSU’s to be granted will be calculated based on the lowest closing price of the Company’s common stock during the ten (10) trading days following the effective date of the reverse stock split. All RSU’s will be granted pursuant to the Company’s 2020 Omnibus Incentive Plan (the “2020 Plan”) and evidenced by an agreement to be entered into thereunder. In addition, Mr. King has a bonus target equal to 45% of his annual base salary and actual payout of his bonus can range from 0% to 200% of his bonus target based on a combination of Company and individual performance goals as determined by the compensation committee of the Board. Mr. King is also eligible to participate in all benefits plans or arrangements which are currently, or may in the future be, offered by the Company from time to time to its executive management employees, including accrued paid-time-off covering vacation and sick time benefits and Company paid group insurance benefits.

Paul Lytle, Executive Vice President, Chief Financial Officer

Mr. Lytle will receive an annual base salary of $347,500, comprised of a combination of cash compensation of $250,000 and equity compensation of $97,500 in the form of RSU’s. In an effort to conserve capital resources of the Company, Mr. Lytle has agreed to defer 85% of his annual cash compensation until the Company is able to raise at least $4 million in funding in exchange for RSU’s equal to 20% of all deferred cash compensation. As part of Mr. Lytle’s annual base salary, he will be granted RSU’s equal to $97,500, which will vest 100% on his first anniversary date of employment or August 31, 2021. In addition, Mr. Lytle will receive a separate long-term incentive grant of RSU’s equal to 25% of his annual base salary that will vest 100% on his second anniversary date of employment or August 31, 2022. All RSU’s will be granted on the tenth (10th) business day following the effective date of the shareholder-approved 500-for-1 reverse stock split and the number of RSU’s to be granted will be calculated based on the lowest closing price of the Company’s common stock during the ten (10) trading days following the effective date of the reverse stock split. All RSU’s will be granted pursuant to the Company’s 2020 Plan and evidenced by an agreement to be entered into thereunder. In addition, Mr. Lytle has a bonus target equal to 40% of his annual base salary and actual payout of his bonus can range from 0% to 200% of his bonus target based on a combination of Company and individual performance goals as determined by the compensation committee of the Board. Mr. Lytle is also eligible to participate in all benefits plans or arrangements which are currently, or may in the future be, offered by the Company from time to time to its executive management employees, including accrued paid-time-off covering vacation and sick time benefits and Company paid group insurance benefits.

The foregoing summary of the material terms of the Offer Letters is qualified in its entirety by reference to the Offer Letters, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ended November 30, 2020 and is incorporated by reference herein.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Scientific Corporation

Date: November 19, 2020	By: /s/ Steven King
Steven King,
President and Chief Executive Officer, Director

3